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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 17, 2007



                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                       0-27122                  94-2900635
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


                    3011 Triad Drive
                     Livermore, CA                        94551
        (Address of principal executive offices)        (Zip Code)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.      Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer
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         The Board of Directors of Adept Technology, Inc. ("Adept" or the
"Company") has appointed Lisa M. Cummins to serve as Vice President of Finance and Chief Financial Officer of Adept effective July 19, 2007.

         Ms. Cummins is 38 years old and, since May 2007, has been the Corporate Controller of Adept. Prior to joining Adept, Ms. Cummins served as Acting Corporate Controller with Pacer International, Inc., a publicly-traded logistics and intermodal freight transportation provider, since September 2005. Prior to joining Pacer International, Ms. Cummins held several positions with APL Logistics, most recently as its Manager-Financial Planning & Analysis. Ms. Cummins is a certified public accountant and has earned a Masters in Business Administration.

         As previously reported by the Company by Current Report on Form 8-K filed on June 28, 2007, Mr. Steven Moore resigned his position as Vice President of Finance, Chief Financial Officer and Secretary of Adept. On July 17, 2007, Robert H. Bucher, the Chief Executive Officer of Adept, was appointed as interim Vice President of Finance and Chief Financial Officer and as Secretary. Mr. Bucher is 52 years old and has been Chief Executive Officer and a member of the Company's Board of Directors since November 2003. Until June 28, 2007, Mr. Bucher also served as President of the Company. Until January 2006, Mr. Bucher served as chairman of the board of directors. Prior to joining Adept, Mr. Bucher was a consultant specializing in strategic counsel regarding management and financial investments to pre-IPO technology product and service organizations.

         Adept's press release announcing the appointment of its new Chief Financial Officer is attached as an exhibit to this Report on Form 8-K.

         Offer Letter Agreement

         In connection with the appointment of Lisa M. Cummins as its Vice President of Finance and Chief Financial Officer, Adept entered into an offer letter agreement with Ms. Cummins. The letter agreement provides for "at will" employment with an annual salary of $190,000, and possible annual bonus to be determined under the fiscal 2008 executive compensation bonus plan to be adopted by the Company

         A copy of the Agreement entered into with Ms. Cummins is attached as an exhibit to this Current Report on Form 8-K.

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Item 9.01.      Financial Statements and Exhibits

        (d)     Exhibits

        10.1    Offer Letter Agreement between Adept Technology, Inc. and Lisa
M. Cummins, dated July 18, 2007.

        99.1    Press Release of Adept Technology, Inc. dated July 19, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADEPT TECHNOLOGY, INC.



Date: July 19, 2007                     By: /s/ Lisa M. Cummins
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                                            Lisa M. Cummins
                                            Vice President of Finance and Chief
                                            Financial Officer